UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2024

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SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340-2348 Walsh Avenue, Suite 2344 Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 774-4211

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2024, at the annual meeting of stockholders, or the Annual Meeting, of Semler Scientific, Inc., or Semler Sci, Semler Sci’s stockholders approved the implementation of the Semler Scientific, Inc. 2024 Stock Option and Incentive Plan, or the 2024 Plan, as the successor to its 2014 Stock Incentive Plan, or the 2014 Plan, in connection with its expiration in July 2024. The 2024 Plan had previously been approved by Semler Sci’s board of directors subject to stockholder approval, and became effective immediately upon stockholder approval at the Annual Meeting.

The terms of the 2024 Plan provide for the award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, and dividend equivalent rights.

A detailed summary of the material terms and features of the 2024 Plan is set forth in Semler Sci’s definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on August 23, 2024, or the Proxy Statement. Those summaries and the foregoing descriptions are qualified in their entirety by reference to the full text of the 2024 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Semler Sci’s stockholders voted on four proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon and the certified results, including (for nominees for director) the number of votes cast for, withheld and broker non-votes, and for the other matters, the number of votes cast for and against, and the number or abstentions and broker non-votes.

Proposal 1. Stockholders elected each of the following nominees to serve as a Class III Director on Semler Sci’s board of directors until Semler Sci’s 2027 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified, or until his earlier resignation, death or removal. The voting results for the nominees were as follows:

Directors Name	Votes For	Votes Withheld	Broker Non-Votes
Douglas Murphy-Chutorian, M.D.	3,572,202	78,160	1,386,163
Daniel S. Messina	2,373,016	1,277,346	1,386,163

Proposal 2. Stockholders approved, on a non-binding advisory basis, the compensation of Semler Sci’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,548,090	88,319	13,951	1,386,165

Proposal 3. Stockholders approved the 2024 Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,261,559	1,350,542	38,260	1,386,164

Proposal 4. Stockholders ratified the selection of BDO USA, P.C. as Semler Sci’s independent registered public accounting firm for the year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions
4,824,182	24,837	187,506

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Semler Scientific, Inc. 2024 Stock Option and Incentive Plan.
10.2	Form of Incentive Stock Option Agreement under the Semler Scientific, Inc. 2024 Stock Option and Incentive Plan.
10.3	Form of Non-Qualified Stock Option Agreement for Company Employees and Consultants under the Semler Scientific, Inc. 2024 Stock Option and Incentive Plan.
10.4	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the Semler Scientific, Inc. 2024 Stock Option and Incentive Plan.
10.5	Form of Restricted Stock Unit Award Agreement for Company Employees and Consultants under the Semler Scientific, Inc. 2024 Stock Option and Incentive Plan.
10.6	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Semler Scientific, Inc. 2024 Stock Option and Incentive Plan.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: October 8, 2024	By:	/s/ Renae Cormier
Name: Renae Cormier
Title: Chief Financial Officer